SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 9, 2004

NATROL, INC.

(Exact name of registrant as specified in charter)

Delaware	0-24567	95-3560780
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

21411 Prairie Street, Chatsworth, California 91311
(Address of principal executive offices) (Zip code)

(818) 739-6000
(Registrant’s telephone number, including area code)

Item 7.  Exhibits.

(c)                                  Exhibits.  The following exhibits are being furnished herewith:

Exhibit Number	Title

99.1	Natrol, Inc.’s Code of Ethics.

Item 10.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On June 9, 2004, Natrol, Inc. adopted a Code of Ethics, as attached hereto as Exhibit 99.1.  For more information on this Code of Ethics please see our Web Site at www.natrol.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATROL, INC.

Date: June 9, 2004	/s/ Elliott Balbert
Elliott Balbert
President, Chief Executive Officer and Chairman

EXHIBIT INDEX

Exhibit No.	Description

99.1	Code of Ethics adopted by Natrol, Inc., dated June 09, 2004